OTHER RECEIVABLES, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2021 CNY (¥)	Sep. 30, 2021 USD ($)	Mar. 31, 2021 CNY (¥)
Other receivables, net
Unreceived 2B disposal consideration	¥ 87,432
Rental and other deposits	43,648		¥ 44,892
Deposits in non-bank financing partners	19,295		19,919
Staff advance	15,989		16,268
Others	48,408		49,926
Other receivables, Gross	214,772		131,005
Less: provision for credit losses	(25,037)		(20,980)
Other receivables, net, Total	¥ 189,735	$ 29,446	¥ 110,025